Exhibit 10.1

Response to AIM ImmunoTech’s

Request for Proposal for Trial Services to Support a Phase II Pancreatic Cancer Study

March 30, 2022

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Important Information

This proposal for a Project Work Order is provided to AIM ImmunoTech Inc (AIM) for the purpose of its evaluation and the information contained herein is not intended to be used by (AIM) for any other purpose than the subject of this proposal. (AIM) agrees not to voluntarily disclose any of the information contained herein to any third party without the prior written consent of Amarex Clinical Research, LLC (Amarex).

This proposal document is subject to negotiation and, when the final version is signed by both parties, shall create a Project Work Order with legal obligations on the part of both parties.

Proposal Expiration Date: April 8, 2022

Prepared for:

AIM ImmunoTech Inc

2117 SW Highway 484

Ocala, FL 34473

Prepared by:

Amarex Clinical Research, LLC

20201 Century Boulevard, Suite 450

Germantown, MD 20874

Phone: (301) 528-7000

Fax: (301) 528-2300

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page i

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Our Understanding of AIM’s Needs

Based on our discussions with AIM, Amarex understands that AIM plans to conduct a trial entitled: “A Phase 2, Randomized, Open-Label, Controlled Study to Evaluate the Efficacy and Safety of Ampligen® Compared to Control Group / No Treatment Following FOLFIRINOX in Subjects with Locally Advanced Pancreatic Adenocarcinoma.” The study will be conducted at up to 30 sites in the United States and Europe. This proposal covers 20 sites in the US. It is assumed that not all 20 sites will start at once, and that as the course of the trial goes on, certain sites will be closed out early if they have no active patients left. Discussions around adding European sites to the project can be addressed in an amendment to this proposal. For the time being, it is assumed one site will be included in the Netherlands. DSMB meetings have been estimated to occur every 4 months. No interim analysis is planned.

Study Parameters

Following is a list of study parameters Amarex has used in order to prepare this proposal response:

Table 1. Study Parameters Used to Prepare This Proposal

STUDY PARAMETERS
Number of US sites	[***]
Number of Dutch sites	[***]
Number of countries participating in study	[***]
Number of subjects randomized/enrolled	[***]
SITE MONITORING AND AUDITING
Number of qualification sites	[***]
Number of site initiation visits	[***]
Number of interim monitoring sites	[***]
Number of closeout visits	[***]
IRB MANAGEMENT
Number of Local IRB to manage	[***]
Number of Central IRB to manage	[***]
Number of DSMB meetings to review data	[***]
Number of statistical tables per DSMB	[***]
Number of statistical listings per DSMB	[***]

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 1

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THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

MEDICAL MONITORING
Estimated number of SAEs	[***]
Estimated number of reportable events	[***]
DATA MANAGEMENT
Estimated Number of Adverse Events, Concomitant Medications, and Medical Histories to code	[***]
Number of unique pages in eCRF book	[***]
Number of central labs & vendors	[***]
BIOSTATISTICS
Number of stat. tables for final analysis (uniques/replicates)	[***]
Number of listings for final analysis (uniques/replicates)	[***]
Number of graphs for final analysis (unique/replicate)	[***]
CLINICAL STUDY REPORT WRITING
Write final clinical trial report	[***]
PROJECT MANAGEMENT
Number of months for project setup	[***]
Number of months for enrollment	[***]
Number of months for follow-up (treatment period)	[***]
Number of months of active study phase for monitoring	[***]
Number of months for close out	[***]
Number of months of project management (including set up and close out)	[***]

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 2

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Study Tasks

Clearly-defined roles are essential to project success, and Amarex will work closely with AIM to make sure all project tasks are covered. It is our current understanding that the tasks associated with this trial are assigned as shown in Table 2, below.

Table 2. Study Tasks

Service	Not Required	Amarex	AIM
PROJECT MANAGEMENT
Meetings, Training, and Study Start Up
Prepare for and Attend Kick-off Meeting & Study Start-Up		X
Prepare for and Attend Project Team Training		X
Communication and Tracking
Coordinate Amarex's Internal Project Team		X
Communicate with Sponsor (includes standard teleconferences with activities reports, emails, faxes)		X
Manage Central Labs/Vendors		X
Tracking Systems Setup		X
Management of Payments to Sites, IRBs, and/or Vendors		X
REGULATORY SERVICES	X*
PRODUCT MANAGEMENT
Support Initial Drug Shipments		X
Set up of WebView IRT™ product supply tracking and email alert system. Track drug shipments to sites, drug supply depots, auto-email requests for resupply based on randomization. Require acknowledgement email from drug depot.		X
Maintenance for WebView IRT™ Resupply and Tracking		X
DATA MANAGEMENT SERVICES
Data Management
Develop Data Management Plan		X
Standard Data Cleaning (Run edit checks; generate, process, and track data queries)		X
Develop Edit Specifications		X
Data Operations

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 3

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THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Program Edit Checks	X
Set Up Data Transfer from Vendors	X
Receive and Reconcile Headers of Clean Data from Vendors	X
Set Up Transfer of Final SAS Data to Sponsor (In Amarex's format)	X
Perform Data Transfer to Sponsor (Including export of final SAS Analysis Datasets)	X
EDC Support
Conduct Electronic Data Capture Site Training	X
Prepare EDC Manual and Completion Instructions (includes up to 1 round of edits)	X
Prepare User Acceptance Testing (UAT) Management Plan	X
Conduct QC of EDC Database	X
Provide Electronic Data Capture Help Desk	X
WEBVIEW EDC PROGRAMMING
Development of CRF Screen Shots	X
EDC Programming	X
EDC Maintenance	X
CLINICAL SITE SERVICES
Site Identification and Contracting
Prepare Site Identification Plan	X
Perform Site Identification	X
Present Sites for Site Qualification Visits	X
Develop Site Contracts (includes up to 2 rounds of edits)	X
Negotiate Site Contract CTAs	X
Negotiate Site Contract Budgets	X
IRB and Ethics Committee Management
Submit and Obtain Initial Approval of Local IRB	X
Submit and Obtain Initial Approval of Central IRB	X
Obtain Initial Approval for Sites Affiliated with the Central IRB	X
Review and Approve IRB Informed Consent Comments	X
Review and Approve Site Informed Consent Prior to IRB Submission	X
Site Regulatory Document Collection
Set Up Trial Master File	X

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 4

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Set Up, File, and Track Investigator/Site Regulatory Files	X
Conduct Ongoing Regulatory Document Collection, Review, Tracking, and Maintenance of Trial Master File	X
Monitoring Services
Prepare Study Operations Manual (includes up to 2 rounds of edits)	X
Prepare Monitoring Guidelines (includes up to 2 round of edits)	X
Perform Site Management	X
Prepare for Site Visit	X
Prepare Documents for Site Initiation	X
Conduct Site Qualification Visits	X
Conduct Study Initiation Visits	X
Conduct Interim Monitoring Visits	X
Conduct Close Out Visits	X
Travel Time for Monitoring Visits	X
SAFETY
Set Up Tracking System and SAE Start Up	X
Prepare Safety Management Plan	X
Prepare Medical Monitoring Plan	X
Set Up EDC Safety Reporting Module	X
Collect, Process, Evaluate SAE or Pregnancy, and Prepare Narrative	X
Prepare CIOMS or MedWatch Form	X
Prepare SAE Follow up Reports	X
Medical Monitoring (24/7)	X
Distribute SAE "Dear Dr." Letters to Sites	X
Submit Safety Reports to Regulatory Authorities	X
Prepare and Submit Full Annual Report for IND (includes TLGs and up to 1 round of edits)	X
Set Up of Coding System to Code AEs, ConMeds, and Histories	X
Prepare Medical Coding Plan (includes up to 2 rounds of edits)	X
Code Adverse Events, Medications, and Histories (Using MedDRA and WHO Drug ATC Level)	X

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 5

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THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

DATA SAFETY MONITORING BOARD (DSMB)
Establish and Manage 3-Member DMC		X
Develop DSMB Charter (includes up to 1 round of edits)		X
Organize, Conduct and Participate in DSMB Meetings		X
Prepare Statistical Analysis Plan for DSMB	X
Program Tables, Listings and Graphs for DSMB		X
Prepare Statistical Report for DSMB Meetings		X
RANDOMIZATION AND ENROLLMENT		X
Develop WebView IRT™ Enrollment/Randomization Module		X
Generate WebView IRT™ Randomization Code and Plan		X
Conduct WebView IRT™ Enrollment/Randomization Maintenance		X
BIOSTATISTICS
Prepare Statistical Analysis Plan (includes list of TLGs in Amarex standard format, and data set conventions)		X
Program Tables, Listings and Graphs for Final Analysis		X
Conduct QC Audit of Stats		X
Production and Review of Tables, Listings, and Graphs for Final Analysis (per unique display)		X
Production and Review of Tables, Listings, and Graphs for Final Analysis (per replicate display)		X
Base ADaM CDISC Conversion (mapping and programming)		X
MEDICAL WRITING
Prepare Interim Clinical Study Report (non-ICH Format) - includes up to one round of edits	X
Prepare Final Clinical Study Report Shell (ICH Format) - includes up to one round of edits		X
Prepare Subject Narratives for CSR		X
Prepare Final Clinical Study Report (ICH Format) with Appendices - includes up to two rounds of edits		X
Conduct QC Audit of Clinical Study Report		X

X* - Regulatory work is covered under a separate agreement.

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 6

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THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Proposed Amarex Direct Services Budget

(US Dollars)

US

AMAREX DIRECT SERVICES FEES
Bid ID	Service	Unit Description	Unit Cost $		No. Units	Total Cost $		Category Total $
B	PROJECT MANAGEMENT
Meetings, Training, and Study Start Up
11	Prepare for and Attend Kick-off Meeting & Study Start-Up	per protocol	$	[***]	[***]	$	[***]
16	Prepare for and Attend Project Team Training	per day	$	[***]	[***]	$	[***]
Communication and Tracking
17	Coordinate Amarex's Internal Project Team	per month	$	[***]	[***]	$	[***]
18	Communicate with Sponsor (includes standard teleconferences with activities reports and emails)	per month	$	[***]	[***]	$	[***]
19	Manage Central Labs/Vendors	per lab-vendor/per month	$	[***]	[***]	$	[***]
20	Tracking Systems Setup	fixed fee	$	[***]	[***]	$	[***]
27.1	Management of Payments to Sites, IRBs, Labs, and/or Vendors	per payment / site, IRB or vendor	$	[***]	[***]	$	[***]	$	[***]
D	PRODUCT MANAGEMENT
59	Set up of WebView IRT product supply tracking and email alert system. Track drug shipments to sites, supply depots, auto-email requests for resupply based on randomization. Require acknowledgement email from supply depot.	per project	$	[***]	[***]	$	[***]
60	Maintenance for WebView IRT Product Resupply and Tracking	per site per month	$	[***]	[***]	$	[***]
63	Support Initial Drug Shipments	per site per shipment	$	[***]	[***]	$	[***]	$	[***]
E	DATA MANAGEMENT SERVICES
Data Management
65	Develop Data Management Plan	per project	$	[***]	[***]	$	[***]
73	Standard Data Cleaning (Run edit checks; generate, process, and track data queries)	per query	$	[***]	[***]	$	[***]
78	Develop Edit Specifications	per project	$	[***]	[***]	$	[***]
Data Operations
86	Program Edit Checks	per edit check	$	[***]	[***]	$	[***]
88	Set Up Data Transfer from Vendors	fixed cost/per vendor	$	[***]	[***]	$	[***]
89	Receive and Reconcile Headers of Clean Data from Vendors	per transfer/per vendor	$	[***]	[***]	$	[***]
91	Set Up Transfer of Final SAS Data to Sponsor (in Amarex's format)	per dataset	$	[***]	[***]	$	[***]
92	Perform Data Transfer to Sponsor (Including export of final SAS Analysis Datasets)	per transfer	$	[***]	[***]	$	[***]
EDC Support
95	Conduct Electronic Data Capture Site Training	per training	$	[***]	[***]	$	[***]
96	Prepare EDC Manual and Completion Instructions (includes up to 1 round of edits)	per manual	$	[***]	[***]	$	[***]
97	Prepare User Acceptance Testing (UAT) Management Plan	per document	$	[***]	[***]	$	[***]
98	Conduct QC of EDC Database	per subject enrolled	$	[***]	[***]	$	[***]
99	Provide Electronic Data Capture Help Desk	per month	$	[***]	[***]	$	[***]	$	[***]
WEBVIEW EDC PROGRAMMING
101	Development of CRF Screen Shots	per unique page	$	[***]	[***]	$	[***]
102	WebView EDC Programming (Initiation)	per study	$	[***]	[***]	$	[***]
103	WebView EDC Programming (UAT 1)	per study	$	[***]	[***]	$	[***]
104	WebView EDC Programming (System Activation)	per study	$	[***]	[***]	$	[***]
105	WebView EDC Maintenance	per month	$	[***]	[***]	$	[***]	$	[***]

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 7

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THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMAREX DIRECT SERVICES FEES
Bid ID	Service	Unit Description	Unit Cost $		No. Units	Total Cost $		Category Total $
F	CLINICAL SITE SERVICES
Site Identification and Contracting
106	Prepare Site Identification Plan	per plan	$	[***]	[***]	$	[***]
107	Perform Site Identification and Present Sites for Site Qualification Visits	per site recommended	$	[***]	[***]	$	[***]
108	Develop Site Contracts (includes up to 2 rounds of edits)	per contract	$	[***]	[***]	$	[***]
109	Negotiate Site Contract CTAs	per site	$	[***]	[***]	$	[***]
110	Negotiate Site Contract Budgets	per site	$	[***]	[***]	$	[***]
IRB and Ethics Committee Management
112	Submit and Obtain Initial Approval of Local IRB	per submission per Local IRB	$	[***]	[***]	$	[***]
113	Submit and Obtain Initial Approval of Central IRB	per submission per Central IRB	$	[***]	[***]	$	[***]
114	Obtain Initial Approval for Sites Affiliated with the Central IRB	per submission per site	$	[***]	[***]	$	[***]
116	Review and Approve IRB Informed Consent Comments	per IRB	$	[***]	[***]	$	[***]
117	Review and Approve Site Informed Consent Prior to IRB Submission	per site
	Site Regulatory Document Collection					$	[***]
120	Set Up Florence Trial Master File	per study	$	[***]	[***]	$	[***]
121	Set Up Investigator/Site Regulatory Files	per site	$	[***]	[***]	$	[***]
122	Conduct Ongoing Regulatory Document Collection, Review, and Maintenance of eTMF	per site/per month	$	[***]	[***]	$	[***]
Monitoring Services
123	Prepare Study Operations Manual (includes up to 2 rounds of edits)	per project	$	[***]	[***]	$	[***]
124	Prepare Monitoring Guidelines (includes up to 2 round of edits)	per project	$	[***]	[***]	$	[***]
125	Perform Site Management	per site/per month	$	[***]	[***]	$	[***]
127	Prepare Documents for Site Initiation	per project	$	[***]	[***]	$	[***]
128	Conduct Site Qualification Visits (includes prep and visit report in Amarex format)	per one-day visit	$	[***]	[***]	$	[***]
129	Conduct Study Initiation Visits (includes prep and visit report in Amarex format)	per one-day visit	$	[***]	[***]	$	[***]
130	Conduct Interim Monitoring Visits (includes prep and visit report in Amarex format)	per one-day visit	$	[***]	[***]	$	[***]
131	Conduct Close Out Visits (includes prep and visit report in Amarex format)	per one-day visit	$	[***]	[***]	$	[***]
133	Travel Time for Monitoring Visits	per trip	$	[***]	[***]	$	[***]	$	[***]
G	SAFETY
143	SAE Start Up	fixed fee	$	[***]	[***]	$	[***]
144	Prepare Safety Management Plan (includes up to 1 round of edits)	per plan	$	[***]	[***]	$	[***]
145	Prepare Medical Monitoring Plan (includes up to 1 round of edits)	per plan	$	[***]	[***]	$	[***]
146	Set Up WebView EDC Safety Reporting Module	per project	$	[***]	[***]	$	[***]
148	Collect, Process, Evaluate SAE/UADE or Pregnancy, and Prepare Narrative	per event	$	[***]	[***]	$	[***]
149	Prepare CIOMS or MedWatch Form	per reportable event	$	[***]	[***]	$	[***]
150	Prepare SAE/UADE Follow up Reports	per update	$	[***]	[***]		[***]
152	Medical Monitoring Support Line (24/7)	per month	$	[***]	[***]	$	[***]
154	Distribute SAE/UADE "Dear Dr." Letters to Sites	per letter per site	$	[***]	[***]	$	[***]
155	Submit Safety Reports to Regulatory Authorities	per reportable event per country	$	[***]	[***]	$	[***]

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 8

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THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

156	Prepare and Submit Full Annual Report for IDE/IND (includes TLGs and up to 1 round of edits)	per submission	$	[***]	[***]	$	[***]
159	Set Up of Coding System to Code AEs, ConMeds, and Histories	fixed cost	$	[***]	[***]	$	[***]
160	Prepare Medical Coding Plan (includes up to 2 rounds of edits)	per plan	$	[***]	[***]	$	[***]
161	Code Adverse Events, Medications, and Histories (Using MedDRA and WHO Drug ATC Level)	per term	$	[***]	[***]	$	[***]	$	[***]

AMAREX DIRECT SERVICES FEES
Bid ID	Service	Unit Description	Unit Cost $		No. Units	Total Cost $		Category Total $
H	DATA SAFETY MONITORING BOARD (DSMB)
163	Establish and Manage 3-Member DSMB	fixed cost	$	[***]	[***]	$	[***]
164	Develop DSMB Charter (includes up to 1 round of edits)	per project	$	[***]	[***]	$	[***]
165	Organize, Conduct and Participate in DSMB Meetings	per meeting	$	[***]	[***]	$	[***]
167	Program and Produce Unique Tables for DSMB	per unique table	$	[***]	[***]	$	[***]
168	Program and Produce Replicate Tables for DSMB	per replicate table	$	[***]	[***]	$	[***]
169	Program and Produce Unique Listings for DSMB	per unique listing	$	[***]	[***]	$	[***]
170	Program and Produce Replicate Listings for DSMB	per replicate listing	$	[***]	[***]	$	[***]
172	Prepare Statistical Report for DSMB Meeting (open and closed session reports, includes up to 1 round of edits)	per meeting	$	[***]	[***]	$	[***]	$	[***]
I	RANDOMIZATION AND ENROLLMENT
176	Develop WebView IRT Enrollment/Randomization Module	per project	$	[***]	[***]	$	[***]
177	Generate WebView IRT Randomization Code and Plan	per project	$	[***]	[***]	$	[***]
178	Conduct WebView IRT Enrollment/Randomization Maintenance	per month	$	[***]	[***]	$	[***]	$	[***]
J	BIOSTATISTICS
182	Prepare Statistical Analysis Plan (includes list of TLGs in Amarex standard format, and data set conventions)	per project	$	[***]	[***]	$	[***]
189	Program Tables for Final Analysis (unique tables)	per unique table	$	[***]	[***]	$	[***]
190	Program Tables for Final Analysis (replicate tables)	per replicate table	$	[***]	[***]	$	[***]
191	Program Listings for Final Analysis (unique listings)	per unique listing	$	[***]	[***]	$	[***]
192	Program Listings for Final Analysis (replicate listings)	per replicate listing	$	[***]	[***]	$	[***]
193	Program Graphs for Final Analysis (unique graph)	per unique graph	$	[***]	[***]	$	[***]
195	Conduct QC Audit of Stats	per lock	$	[***]	[***]	$	[***]
198	Production and Review of Tables, Listings, and Graphs for Final Analysis (per unique display)	per unique display	$	[***]	[***]	$	[***]
199	Production and Review of Tables, Listings, and Graphs for Final Analysis (per replicate display)	per replicate display	$	[***]	[***]	$	[***]
Other
202	Base ADaM CDISC Conversion (mapping and programming)	per conversion	$	[***]	[***]	$	[***]	$	$ [***]
K	MEDICAL WRITING
211	Prepare Final Clinical Study Report Shell (ICH Format) - includes up to one round of edits	per report	$	[***]	[***]	$	[***]
212	Prepare Subject Narratives for CSR	per narrative	$	[***]	[***]	$	[***]
213	Prepare Final Clinical Study Report (ICH Format) with Appendices - includes up to two rounds of edits	per report	$	[***]	[***]	$	[***]
214	Conduct QC Audit of Clinical Study Report	per report	$	[***]	[***]	$	[***]	$	[***]
M	GENERAL & ADMINISTRATIVE EXPENSES
221	G&A Expenses	per month	$	[***]	[***]	$	[***]	$	[***]
N	ADDITIONAL SERVICES
253	Identify, Contract, and Setup Vendor	per vendor	$	[***]	[***]	$	[***]	$	[***]

	Executive Discount ([***]%)					$	([***]])

	TOTAL OF ACTIVITY-BASED COSTING					$	[***]

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 9

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AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Netherlands

CLINICAL SITE SERVICES
Bid ID	Service	Unit Description		Unit Cost $	No. Units		Total Cost $		Category Total $
Study start-up (1 months)
1	Study familiarisation	Once	$	[***]	[***]	$	[***]
2	Study KO meeting (TC)	Once	$	[***]	[***]	$	[***]
3	Preparation of PM Plans	Plans	$	[***]	[***]	$	[***]
4	Site initiation	Sites	$	[***]	[***]	$	[***]
5	In-house SCRA activities - set up including site communication	Site / months	$	[***]	[***]	$	[***]
6	Sponsor TCs - set up	Alternate Weeks	$	[***]	[***]	$	[***]	$	[***]
Conduct (5 months)
7	Monitoring Visits	IMV	$	[***]	[***]	$	[***]
8	In-house SCRA activities - conduct including site communication	Site / months	$	[***]	[***]	$	[***]
9	Sponsor TCs - Conduct	monthly	$	[***]	[***]	$	[***]	$	[***]
Study closure (1 months)
10	Close-Out	COVs	$	[***]	[***]	$	[***]
11	In-house SCRA activities - closure including site communication	Site / months	$	[***]	[***]	$	[***]
12	Sponsor TCs - closure	Alternate Weeks	$	[***]	[***]	$	[***]	$	[***]

	TOTAL					$	[***]

OPTIONAL SERVICES
Bid ID	Service	Unit Description		Unit Cost $	No. Units		Total Cost $		Category Total $
Study start-up (1 months)
13	Backup CRA familiarization and training	per CRA	$	[***]	[***]	$	[***]
14	Set up shadow TMF	Sites	$	[***]	[***]	$	[***]
15	Set up ISFs	Sites	$	[***]	[***]	$	[***]	$	[***]
Conduct(5 months)
16	Maintenance of TMF - Conduct	Site / months	$	[***]	[***]	$	[***]	$	[***]
Study closure (1 months)
17	Return of TMF to sponsor	Sites	$	[***]	[***]	$	[***]	$	[***]
Ad Hoc
18	Ad hoc project support	per hour	$	[***]	TBD		TBD		TBD

The unit costs provided in the budget are discounted according to certain economies of scale. A reduction of tasks or units could result in higher unit costs for remaining tasks or units.

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 10

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Additional units in excess of those planned above will be billed at the same unit rate as shown above.

Amarex budgets services by ‘tasks’ as opposed to by hours. Each task has a fixed unit price associated with it and an estimated number of units proposed for the project. Please examine the estimated number of units for each task carefully to make sure they agree with your expectation. Amarex reserves the right to increase its rates on an annual basis. This increase will not exceed 5% per year.

Estimated Pass-Through Costs

ESTIMATED PASS THROUGH COSTS
Bid ID	Expense	Unit Description		Unit Cost $	No. Units		Total Cost $		Category Total $

A	TRAVEL AND MEETINGS
US Monitoring Visit Costs (Travel and Living)
1	Airfare	per flight	$	[***]	[***]	$	[***]
2	Ground Transportation	per day	$	[***]	[***]	$	[***]
3	Parking	per trip	$	[***]	[***]	$	[***]
4	Hotel Accommodations	per night	$	[***]	[***]	$	[***]
5	Meals	per day	$	[***]	[***]	$	[***]	$	[***]
B	PRINTING & ASSEMBLY OF STUDY MATERIALS
36	Miscellaneous Printing/Copying	per site per month	$	[***]	[***]	$	[***]	$	[***]
C	SHIPPING COSTS (CRFs, Study Binders, etc.)
39	Overnight delivery (UPS/FedEx)	per site per month	$	[***]	[***]	$	[***]	$	[***]
E	MISCELLANEOUS
48	DSMB Honorarium	per person per meeting	$	[***]	[***]	$	[***]
51	Ad Hoc Electronic Data Transfers Over 12MB	per transfer	$	[***]	[***]	$	[***]
53	Florence eTMF Annual Study Fee	per study per year	$	[***]	[***]	$	[***]
54	Florence eTMF Annual Entity User Fee	per entity per year	$	[***]	[***]	$	[***]	$	[***]

	TOTAL OF ESTIMATED PASS THROUGHS						$1,027,000.00

Pass-through expenses, such as: approved travel, document shipping and printing, and other project related out-of-pocket expenses incurred by Amarex in the conduct of the study will be invoiced to AIM at the actual cost. These expenses will be supported by acceptable documentation or actual receipts.

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 11

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Third Party Costs

Third party costs are not included in this proposal. They can be further discussed with AIM.

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 12

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Payment Schedule and Terms

Payment Schedule for Services

The payment terms and obligations for the services outlined in this proposal are as follows:

Payment Description	Percentage Due		Amount
Execution of Project Work Order	[***]	%	$	[***]
Monthly Unit-Based Billing	Balance Due		$	[***]
TOTAL				$7,186,493.11

Optional services will be billed on a monthly basis, as needed.

The Execution fee will be credited back as follows: $[***] will be credited when the total service invoicing reaches each of the following amounts $[***], $[***], and $[***].

Payment Schedule for Pass-Through Expenses

Pass-through expenses such as approved travel, document shipping and printing, and other reasonable expenses will be invoiced to AIM at cost. These expenses will be supported by acceptable documentation or actual receipts and will be invoiced on a monthly basis.

Payment Terms

■	Payments are due 30 days after delivery of an invoice.
■	Late payment fee: 1% per month interest on all past due, unpaid balances.
■	Amarex Clinical Research, LLC Tax ID: [***]
■	Please include Invoice numbers on all payments
■	Payments will be sent to Amarex’s partner company NSF International
■	Payments will be wire transferred to the NSF International bank account at:

JP Morgan Chase

New York, NY, USA

Acct. No.: [***]

ABA No.:  021000021

SWIFT Code: CHASUS33

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 13

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Project Work Order Signatures

In Witness Whereof, AIM ImmunoTech Inc. and Amarex Clinical Research, LLC agree to all items and payment terms and conditions presented in this Project Work Order as indicated by the signatures below of their respective duly authorized representatives as of the “Effective Date”, appearing below.

ACKNOWLEDGED, ACCEPTED, AND AGREED TO:

For and on behalf of AIM ImmunoTech Inc.:		For and on behalf of Amarex Clinical Research, LLC:

Print Name:	Peter W. Rodino, III	Print Name:	Kazem Kazempour
Signature:	/s/ Peter W. Rodino	Signature:	/s/ Kazem Kazempour
Title:	COO & General Counsel	Title:	President and CEO (Member)
Effective Date:	April 7, 2022	Effective Date:	April 7, 2022

Amarex’s Response to AIM’s Request for Proposal Amarex Clinical Research, LLC Confidential and Proprietary Information	3/30/2022 Page 14